             -------------------------------------------------------
                                      THE
                                    PAKISTAN
                                   INVESTMENT
                                   FUND, INC.
             -------------------------------------------------------






                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER






                       THE PAKISTAN INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
PAKISTAN INVESTMENT ADVISER

International Asset Management Company Limited
Nacon House
Maulana Din Mohammed Wafar Road
Karachi, Pakistan
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 1999, The Pakistan Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 8.18% compared to 5.36% for the IFC Global Pakistan Total Return Index (the "Index"). For the period from the Fund's commencement of operations on December 27, 1993 through June 30, 1999, the Fund had a total return, based on net asset value per share, of -80.16% compared to -70.28% for the Index. On June 30, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $2 1/16, representing a 19.2% discount to the Fund's net asset value per share.

MARKET REVIEW

The Pakistan stock market, as represented by the Karachi Stock Exchange (KSE-100) Index, started the year at 945 and rose 11.5% by June 30, 1999 to close at 1,054. However, these numbers belie the volatility experienced by the market in the first half of this year. On February 8, the KSE-100 touched a low of 852 amidst fears that Pakistan might default on its external debt servicing. The rescheduling of U.S. $5.0 billion of debt that was due over the next 24 months helped avert the crisis. Foreign exchange reserves, which had fallen below U.S. $0.5 billion in February, recovered back to over U.S. $1.7 billion by May and confidence began returning to the market. Helped by an easier monetary policy stance that reduced interest rates by 350-400 basis points and injected liquidity into the financial system, the stock market rose over 65% from its lows with the KSE-100 touching a twelve month high of 1,414.

This rise was almost exclusively driven by local institutional and retail investors with foreign players being conspicuously absent. Once the KSE-100 Index fell to 1,000 levels, the dividend yield argument for selected blue chips became quite compelling with fiscal year 1999 expected yields ranging from 12-20% against savings bank deposit rates of 8-9% per annum. This factor, along with reduction in national savings schemes by 200 basis points and the soft real estate market, diverted additional domestic liquidity into the stock market.

The rally was cut short in the final week of May, however, when conflict erupted with India in the northern border areas of Kargil. Fear of potential war between two nuclear states and charged rhetoric from both sides of the border caused investors to pull back, with the market giving up most of its five-month gains within a short span of two weeks. The KSE-100 Index slipped back to 1,054 by June 30, 1999. While intense diplomatic efforts, particularly by the U.S., helped avert the threat of open conflict between the two countries in the sub-continent, the risk factor related to regional conflict has certainly increased from investors' perspectives. A positive interpretation of recent events is that the political leadership appears to have dominated over the army establishment, which is unusual for Pakistan. Although the longer-term implications of this crisis are yet to unfold, for the time being at least, the democracy experiment in Pakistan's chequered political history seems to have successfully passed a major test.

BUDGET 1999-2000 AND IMPACT OF KARGIL CRISIS

The Kargil crisis diverted government attention from pressing matters in the economy, where progress on reforms was already slow. The fiscal year 1999-2000 budget announced in June was strong on optimistic growth and revenue forecasts and short on specific methodologies to increase the taxation base, plug loopholes and curb public sector expenditures. It did however, provide relief to industry by abolishing a number of local and provincial levies and duties thus saving industry an estimated 70 billion rupee per annum. Capital market reform also moved forward a bit with the government introducing treasury stock buy backs for listed companies, allowing the new Securities and Exchange Commission to formulate takeover laws, and imposing penalties on companies not paying dividends despite having surplus reserves.

The macro economic policy, however, did not come in for any progressive change as the government apparently took the easier route of attempting to go for growth rather than the politically more difficult alternative of reform. One year after the nuclear tests and subsequent sanctions imposed by the G-8, Pakistan's economy is in the grip of recession and caught in a severe under-investment and debt trap. A recent World Bank report on the economy, while appreciating the distance covered in economic reforms over the last three years
- particularly in the capital markets and banking sector - highlighted the key hurdle being quality of governance. This, along with a weak institutional base to implement structural reforms, continues to hamper economic stabilization efforts.

As in previous years, the fiscal year 1999-2000 budget is characterized by inordinately high debt servicing and defense related expenditures. Of the government estimated revenues of 561 billion rupees for the current fiscal year, more than 51% is ear marked for debt servicing, and another 25% for defense. That leaves less than a quarter of the projected revenues for running the government machinery and infrastructure development. As a result, development expenditure ends up being financed primarily by international financial institutions. On a positive note, although the growth in absolute tax collection has been sub-optimal, the taxation structure in Pakistan is steadily moving in the direction sought by the World Bank and the IMF. In 1991, indirect taxes and import tariffs constituted 72% of total tax revenue. This has fallen to 51% by 1998. Concurrently, direct taxation revenue has risen from 17% of total tax revenue to 29% over this same period.

While the recession has taken its toll on fiscal year 1999 corporate earnings, the let up in demand has had a beneficial effect on inflation. Driven by lower food prices, the official CPI has fallen to 5.7% in 1999. That is a ten-year low. In the coming year, government expects to contain inflation between 6-7% and independent economists believe that this is an achievable figure.

MACROECONOMIC OUTLOOK

The medium term outlook for the economy is one of soft landing. GDP growth, despite the government's optimistic forecast of 5% for the fiscal year 1999-2000, is unlikely to be more than 4% due to over-capacity in large scale industry and continuing restructuring of the textile sector which is the main export earner.

The government has forecast a budget deficit of 3.0% of GDP while consensus forecasts put this figure at near 4.0%. Even then, this is an improvement over the 1991-97 average budget deficit of almost 7%. On the other hand, current account deficit remains stuck in the 3.5-3.7% range and would require either a major push to raise export volumes or measures to suppress imports.

The central bank is attempting to obtain the best of both worlds - keeping domestic interest rates low while also not allowing the rupee to depreciate significantly. Both theory and experience indicate that once a country moves to a market-driven money market and foreign exchange regime, the monetary authorities can target and manage either interest rates or exchange rates but not both. We therefore believe that over the next six months one of two things can happen on the monetary front. Either interest rates on treasury bills will start nudging up from the current 10-11% range or the interbank rupee / U.S. dollar exchange rate will weaken by 5% or so from the present level. We believe the probability of the latter is higher as the central bank strives to maintain easy liquidity condition in the financial system to stimulate growth.

The perennial problem of low tax collection and lack of export growth remain the "Achilles heel" for government's economic strategy. We are hopeful that under nudging from IMF, tax revenue enhancement is likely via a series of mini budgets over the course of the current fiscal year. Our greater concern still remains the sub-optimal export earnings. Unless there is significant improvement in this area, it is difficult to envisage how foreign exchange reserves can be maintained at current levels of U.S. $1.7 billion once external debt repayments commence in January 2001. The finance ministry is reportedly working on overhauling the national trade policy to be announced shortly. The key theme appears to be assisting exporters with financing, reducing bureaucratic red tape, and encouraging small to medium sized enterprises to participate actively in the export business on the successful models of the Far East. The test for the government will be in implementing this policy which brings us back to the World Bank's focus on governance.

STOCK MARKET OUTLOOK

Current valuations continue to be suppressed due to macro level risk perceptions. We feel that as these reduce, the market is likely to re-rate. Local investors have seen market levels of 1,400 plus in the second quarter of 1999 and barring any unexpected events, are likely to target this level in the third quarter of 1999. Technical indicators for the KSE-100 Index remain bullish with initial resistance at 1,250, followed by 1,400. The down side also appears limited. There is very strong support at 1,020 levels. On fundamentals, attractive dividend yields also make the 1,000 level a major support point from domestic investor perspective.

Foreign investor interest is expected to remain muted in the third quarter of 1999 unless two major impediments are removed. The first relates to continuing discord between Hubco and the government that has dampened enthusiasm for the power sector. The second has to do with the "informal" capital flow rationing by the central bank in order to keep the rupee exchange rate stable. It is still not possible for foreign investors to remit our share sale proceeds from Pakistan.

Until these two issues are resolved, we do not expect any significant buy side activity by foreign investors despite attractive valuations and improving fundamentals for major sectors such as telecommunications, airlines, oil, marketing and synthetic fibers.

In valuation terms, the Pakistan market is attractively priced compared to most Asian emerging markets.

Currently trading at 6.8 times prospective fiscal year 2000 price-to-earnings,
1.31 times price-to-book and 0.4 times price-to-sales with forecast earnings growth of 13%, this compares favorably with India and other emerging Asian markets.

The Fund's holdings remain concentrated in high beta, liquid blue chip stocks. This should help enhance performance as the market moves into an upward re-rating mode over the coming months. The trading nature of the Pakistan market implies that an active portfolio management strategy is more advantageous than a passive management strategy. Based on our short and medium term view of corporate dynamics and changes in earnings outlook, we will continue with our sector rotation strategy which has helped us outperform the Index so far this year.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

July 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.




--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

The Pakistan Investment Fund, Inc.
Investment Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL                                            TOTAL RETURN (%)
INFORMATION                  ------------------------------------------------------------------------
                               MARKET VALUE (1)        NET ASSET VALUE (2)            INDEX (3)
                             ----------------------   ----------------------   ----------------------
                                           AVERAGE                   AVERAGE                  AVERAGE
                             CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL     CUMULATIVE    ANNUAL
                             ----------    -------    ----------     -------    ----------    -------
     FISCAL YEAR TO DATE       10.60%          --        8.18%           --        5.36%         --
     ONE YEAR                 -12.68       -12.68%      -4.93         -4.93%       7.53        7.53%
     FIVE YEAR                -80.11       -27.60      -79.88        -27.44      -71.14      -22.01
     SINCE INCEPTION*         -83.96       -28.26      -80.16        -25.44      -70.28      -19.77


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                   [GRAPH]


                                                          YEAR ENDED DECEMBER 31,                       SIX MONTHS
                                                                                                           ENDED
                                   1993*       1994        1995        1996        1997       1998     JUNE 30, 1999
                                  -------     ------      ------      ------      ------     ------    -------------
Net Asset Value Per Share .....   $14.03      $11.42       $6.57       $4.77       $6.01       $2.37       $2.55
Market Value Per Share ........   $15.50       $9.00       $5.25       $5.13       $4.88       $1.88       $2.06
Premium/(Discount) ............     10.5%      -21.2%      -20.1%        7.5%      -18.8%      -20.7%      -19.2%
Income Dividends ..............       --       $0.03       $0.00#         --       $0.01       $0.16       $0.01
Capital Gains Distributions ...       --          --       $0.00#         --          --          --          --
Fund Total Return (2) .........    -0.50%     -18.36%     -42.43%     -27.40%      26.32%     -57.25%       8.18%
Index Total Return (3) ........     N/A        -8.51%     -31.14%     -19.46%      26.13%     -55.88%       5.36%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The IFC Global Pakistan Total Return Index is an unmanaged index of common stocks, including dividends.
*    The Fund commenced operations on December 27, 1993.
#    Amount is less than $0.01 per share.

The Pakistan Investment Fund, Inc.
Portfolio Summary as of June 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

[PIE CHART]

Equity Securities                  (96.6%)
Short-Term Investments              (3.4%)

--------------------------------------------------------------------------------
SECTORS

[PIE CHART]

Aerospace & Defense                (3.3%)
Automobiles                        (2.8%)
Banking                            (5.4%)
Chemicals                         (12.5%)
Energy Sources                    (18.0%)
Health & Personal Care            (11.2%)
Insurance                          (1.7%)
Telecommunications                (17.9%)
Textiles & Apparel                 (3.7%)
Utilities -- Electrical & Gas     (18.2%)
Other                              (5.3%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                              PERCENT OF
                                              NET ASSETS
                                              ----------
1.  Pakistan Telecommunications Corp.            17.9%
2.  Hub Power Co., Ltd.                          15.7
3.  Lever Brothers Pakistan Ltd.                 11.2
4.  Pakistan State Oil Co., Ltd.                  9.7
5.  Fauji Fertilizer Co., Ltd.                    8.6
6.  Shell Pakistan Ltd.                           6.7
7.  Engro Chemicals Ltd.                          3.8
8.  Muslim Commercial Bank Ltd.                   3.7
9.  Pakistan International Airlines Corp. `A'     3.3
10. Pak Suzuki Motor Co., Ltd.                    2.8
                                                 ----
                                                 83.4%
                                                 ----
                                                 ----

*    Excludes short-term investments.

FINANCIAL STATEMENTS
-------
STATEMENT OF NET ASSETS (UNAUDITED)
-------
JUNE 30, 1999

                                                                        VALUE
                                                      SHARES            (000)
------------------------------------------------------------------------------
PAKISTANI COMMON STOCKS (96.4%)
(Unless otherwise noted)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.3%)
(a)Pakistan International Airlines
     Corp. 'A'                                        3,952,500   U.S.$    968
                                                                  ------------
------------------------------------------------------------------------------
AUTOMOBILES (2.8%)
(b)Pak Suzuki Motor Co., Ltd.                         1,429,000            817
                                                                  ------------
------------------------------------------------------------------------------
BANKING (5.4%)
   Askari Bank                                        2,172,591            493
   Muslim Commercial Bank Ltd.                        2,893,770          1,106
                                                                  ------------
                                                                         1,599
                                                                  ------------
------------------------------------------------------------------------------
CHEMICALS (12.5%)
   Engro Chemicals Ltd.                                 817,111          1,129
   Fauji Fertilizer Co., Ltd.                         3,288,700          2,554
   ICI Pakistan Ltd.                                     12,100              2
                                                                  ------------
                                                                         3,685
                                                                  ------------
------------------------------------------------------------------------------
ENERGY SOURCES (18.0%)
   Pakistan Oilfields Ltd.                              471,462            485
   Pakistan State Oil Co., Ltd.                       1,624,880          2,865
   Shell Pakistan Ltd.                                  635,300          1,986
                                                                  ------------
                                                                         5,336
                                                                  ------------
------------------------------------------------------------------------------
FINANCIAL SERVICES (0.0%)
(a)Trust Modaraba Ltd.                                      100             -- @
                                                                  ------------
------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (1.7%)
   Packages Ltd.                                        648,671            507
                                                                  ------------
------------------------------------------------------------------------------
HEALTH & PERSONAL CARE (11.2%)
   Lever Brothers Pakistan Ltd.                         225,160          3,326
                                                                  ------------
------------------------------------------------------------------------------
INSURANCE (1.7%)
   Adamjee Insurance Co., Ltd.                          717,701            513
                                                                  ------------
------------------------------------------------------------------------------
TELECOMMUNICATIONS (17.9%)
   Pakistan Telecommunications
    Corp. 'A'                                        10,982,600          4,155
(a)Pakistan Telecommunications Corp. GDR                 30,383          1,149
                                                                  ------------
                                                                         5,304
                                                                  ------------
------------------------------------------------------------------------------
TEXTILES & APPAREL (3.7%)
   Crescent Textile Mills Ltd.                                9             -- @
   Ibrahim Fibre Ltd.                                 4,035,500            538
   Nishat Mills Ltd.                                  3,070,411            556
   Saif Textiles Mills Ltd.                                 110             -- @
                                                                  ------------
                                                                         1,094
                                                                  ------------
------------------------------------------------------------------------------
UTILITIES - ELECTRICAL & GAS (18.2%)
(a)Hub Power Co., Ltd.                               17,253,600          4,637
(a)Sui Southern Gas Co.                               4,527,811            742
                                                                  ------------
                                                                         5,379
                                                                  ------------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost U.S.$42,051)                                                     28,528
                                                                  ------------
------------------------------------------------------------------------------
                                                     NO. OF
                                                     RIGHTS
------------------------------------------------------------------------------
RIGHTS (0.0%)
------------------------------------------------------------------------------
CHEMICALS
(a)ICI Pakistan Ltd., expiring
      9/18/99 (Cost $--)                                  7,260             -- @
                                                                  ------------
------------------------------------------------------------------------------
                                                       FACE
                                                     AMOUNT
                                                      (000)
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.9%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.9%)
   Chase Securities, Inc., 4.55%,
    dated 6/30/99, due 7/1/99,
     to be repurchased at
     U.S.$262, collateralized by
     U.S.$245 United States
     Treasury Bonds, 7.25%, due
     5/15/16, valued at U.S.$272
   (Cost U.S.$262)                     U.S.$                262            262
                                                                  ------------
------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (2.5%)
   Pakistani Rupee
   (Cost U.S.$750)                      PKR              39,384            751
                                                                  ------------
------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
   (Cost $43,063)                                                       29,541
                                                                  ------------
------------------------------------------------------------------------------
OTHER ASSETS (2.7%)
   Cash                                U.S.$                  1
   Dividends Receivable                                     757
   Other Assets                                              50            808
                                                   ------------   ------------
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       7

                                                     AMOUNT             AMOUNT
                                                      (000)              (000)
------------------------------------------------------------------------------
LIABILITIES (-2.5%)
   Payable For:
    Investment Advisory Fees           U.S.$               (279)
    Dividends Declared                                     (138)
    Custodian Fees                                         (118)
    Administrative Fees                                     (65)
    Professional Fees                                       (63)
    Shareholder Reporting Expenses                          (27)
    Directors' Fees and Expenses                            (25)
    Pakistani Investment Advisory Fees                       (8)
    Other Liabilities                                       (29)  U.S.$   (752)
                                                   ------------   ------------
------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 11,604,792, issued and
    outstanding U.S.$0.01 par value shares
    (100,000,000 shares authorized)                               U.S.$ 29,597
                                                                  ------------
------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         U.S.$   2.55
                                                                  ------------
------------------------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
Common Stock                                                      U.S.$    116
Capital Surplus                                                        162,958
Undistributed Net Investment Income                                         65
Accumulated Net Realized Loss                                         (119,965)
Unrealized Depreciation on Investments and
   Foreign Currency Translations                                       (13,577)
------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  U.S.$ 29,597
                                                                  ------------
------------------------------------------------------------------------------

(a) -- Non-income producing
(b) -- Security valued at fair value - see note A-1 to financial statements.
 @  -- Value is less than U.S.$500.
GDR -- Global Depositary Receipt
       June 30, 1999 exchange rate -- Pakistani Rupee (PKR) 52.467 = U.S.$1.00.


    The accompanying notes are an integral part of the financial statements.

                                                                                         SIX MONTHS
                                                                                            ENDED
                                                                                        JUNE 30, 1999
                                                                                         (UNAUDITED)
STATEMENT OF OPERATIONS                                                                     (000)
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ......................................................................     U.S.$    785
   Interest  ......................................................................               11
   Less: Foreign Taxes Withheld ...................................................             (122)
--------------------------------------------------------------------------------------------------------
     Total Income .................................................................              674
--------------------------------------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees .......................................................              153
   Administrative Fees ............................................................               64
   Custodian Fees .................................................................               51
   Professional Fees ..............................................................               50
   Pakistani Investment Advisory Fees .............................................               43
   Shareholder Reporting Expenses .................................................               32
   Directors' Fees and Expenses ...................................................               19
   Transfer Agent Fees ............................................................                9
   Other Expenses .................................................................               25
--------------------------------------------------------------------------------------------------------
     Total Expenses ...............................................................              446
--------------------------------------------------------------------------------------------------------
      Net Investment Income .......................................................              228
--------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold .....................................................          (16,665)
   Foreign Currency Transactions ..................................................               71
--------------------------------------------------------------------------------------------------------
      Net Realized Loss ...........................................................          (16,594)
--------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Depreciation on Investments ....................................................           18,625
   Depreciation on Foreign Currency Translations ..................................               18
--------------------------------------------------------------------------------------------------------
     Change in Unrealized Appreciation/Depreciation ...............................           18,643
--------------------------------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation ..............            2,049
--------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................     U.S.$  2,277
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

                                                                       SIX MONTHS
                                                                          ENDED
                                                                      JUNE 30, 1999        YEAR ENDED
                                                                       (UNAUDITED)     DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                        (000)               (000)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
 Net Investment Income ............................................. U.S.$    228        U.S.$   2,625
 Net Realized Loss .................................................      (16,594)             (24,479)
 Change in Unrealized Appreciation/Depreciation ....................       18,643              (18,577)
--------------------------------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations ..............        2,277              (40,431)
--------------------------------------------------------------------------------------------------------
Distributions:
 Net Investment Income .............................................         (138)              (1,857)
 In Excess of Net Investment Income ................................           --                  (25)
--------------------------------------------------------------------------------------------------------
 Total Distributions ...............................................         (138)              (1,882)
--------------------------------------------------------------------------------------------------------
 Total Increase (Decrease) .........................................        2,139              (42,313)
Net Assets:
 Beginning of Period ...............................................       27,458               69,771
--------------------------------------------------------------------------------------------------------
 End of Period (including undistributed net investment income/
  (distribution in excess of net investment income) of
  U.S. $65 and U.S.$(25), respectively)............................  U.S.$ 29,597         U.S.$ 27,458
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                             SIX MONTHS
                                                ENDED                                 YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA                     JUNE 30, 1999  -------------------------------------------------------------------------
AND RATIOS:                                  (UNAUDITED)       1998          1997         1996          1995             1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ....    U.S.$2.37     U.S.$6.01      U.S.$4.77      U.S.$6.57     U.S.$11.42       U.S.$14.03
------------------------------------------------------------------------------------------------------------------------------------
Offering Costs ..........................           --            --             --             --             --            (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ............         0.02          0.22           0.04          (0.04)         (0.02)            0.02
Net Realized and Unrealized Gain
  (Loss) on Investments..................         0.17         (3.70)          1.21          (1.76)         (4.83)           (2.78)
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations ....         0.19         (3.48)          1.25          (1.80)         (4.85)           (2.76)
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income .................        (0.01)        (0.16)         (0.01)            --          (0.00)#          (0.02)
  In Excess of Net Investment Income ....           --         (0.00)#           --             --          (0.00)#          (0.01)
  Net Realized Gain......................           --            --             --             --          (0.00)#             --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions..................        (0.01)        (0.16)         (0.01)            --          (0.00)#          (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Asset Value due to
  Shares Issued through Rights
  Offering ..............................           --            --             --             --             --             0.19
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..........  U.S.$  2.55   U.S.$  2.37    U.S.$  6.01    U.S.$  4.77    U.S.$  6.57      U.S.$ 11.42
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF
  PERIOD ................................  U.S.$  2.06   U.S.$  1.88    U.S.$  4.88    U.S.$  5.13    U.S.$  5.25      U.S.$  9.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value ..........................        10.60%       (58.30)%        (4.63)%        (2.38)%       (41.63)%         (41.76)%
  Net Asset Value (1) ...................         8.18%       (57.25)%        26.32%        (27.40)%       (42.43)%         (18.36)%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (THOUSANDS) ...........................  U.S.$29,597   U.S.$27,458  U.S.$  69,771    U.S.$ 55,399   U.S.$ 76,219   U.S.$ 132,483
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net
  Assets ................................         2.92%*        2.69%          2.25%          2.30%          2.20%            1.93%
Ratio of Net Investment Income
  (Loss) to Average Net Assets ..........         1.49%*        5.88%          0.61%         (0.63)%        (0.36)%           0.15%
Portfolio Turnover Rate .................           37%           55%            31%            28%            15%               2%
-----------------------------------------------------------------------------------------------------------------------------------

*    Annualized.
#    Amount is less than U.S.$0.01 per share.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)
----------

     The Pakistan Investment Fund, Inc. (the "Fund") was incorporated in Maryland on January 14, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund is subject to withholding taxes on dividends earned. Such tax is accrued at the time the applicable dividend income is recorded.


3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Pakistani rupees are generally translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, net operating losses and the timing of the recognition of losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the urpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. International Asset Management Company Limited (the "Pakistani Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Dean Witter Investment Management Inc. under terms of a contract. Under the contract, the Pakistani Adviser is paid a fee computed weekly and paid monthly at an annual rate of 0.30% of the Fund's average weekly net assets.

D. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

E. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

F. During the six months ended June 30, 1999, the Fund made purchases and sales totaling $11,575,000 and $10,683,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 1999, the U.S. Federal income tax cost basis of securities was $42,313,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $13,523,000, of which $70,000 related to appreciated securities and $13,593,000 related to depreciated securities. At December 31, 1998, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $91,260,000 available to offset future capital gains of which $11,036,000 will expire on December 31, 2003, $57,209,000 will expire on December 31, 2004, $10,411,000 will expire on December 31, 2005 and $12,604,000 will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

G. A significant portion of the Fund's net assets consist of equity securities and currency denominated in Pakistani rupees. Changes in currency exchange rates will affect the value of and investment income from such investments. Pakistani securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Pakistani securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30, 1999 totaled $22,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

                        I. Supplemental Proxy Information

The Annual Meeting of the Stockholders of The Pakistan Investment Fund, Inc. was held on June 21, 1999. The following is a summary of each proposal presented and the total number of shares voted:

PROPOSAL:                                                       VOTES IN     VOTES     AUTHORITY     VOTES
                                                                FAVOR OF    AGAINST     WITHHELD   ABSTAINED
                                                                --------    -------    ---------   ---------
1. To elect the following Directors:  Peter J. Chase ......... 8,701,693        --      702,622          --
                                      David B. Gill .......... 8,701,692        --      702,623          --
                                      Michael F. Klein ....... 8,701,419        --      702,896          --

2. To ratify the selection of PricewaterhouseCoopers
   LLP as independent accountants of the Fund ................ 9,355,394    18,662           --       30,260

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Advisers depend on the smooth operation of their computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers have been actively working on necessary changes to their own computer systems to deal with the year 2000 problem and expect that their systems will be adapted before that date. There can be no assurance, however, that they will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Advisers are monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                      The Pakistan Investment Fund, Inc.
                      American Stock Transfer & Trust Company
                      Dividend Reinvestment and Cash Purchase Plan
                      40 Wall Street
                      New York, NY 10005
                      1-800-278-4353